UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust III
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2016 through February 28, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Disciplined
                        Value Fund

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                        Semiannual Report | February 28, 2017
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                        Ticker Symbols:
                        Class A     CVFCX
                        Class C     CVCFX
                        Class R     CVRFX
                        Class Y     CVFYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          22

Notes to Financial Statements                                                 30

Approval of Investment Advisory Agreement                                     39

Trustees, Officers and Service Providers                                      44

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in U.S. employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when U.S. gross domestic product (GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw U.S. equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the U.S. economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of U.S. stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in U.S. Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016. The debt of energy-related issuers drove the strong performance within high yield, as the recovery in oil and other commodity prices, which began in February 2016, sparked a rally in the sector. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The U.S. economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican- controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on U.S. GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," U.S. GDP growth appeared to be settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

While economic conditions inside the U.S. appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 28, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 3

Portfolio Management Discussion | 2/28/17

In the following interview, portfolio managers Ashesh (Ace) Savla and Craig Sterling discuss the market environment for stocks and the performance of Pioneer Disciplined Value Fund during the six-month period ended February 28, 2017. Mr. Savla, a vice president and Team Leader of U.S. Equity Quantitative Research at Pioneer, and Mr. Sterling, a senior vice president, a portfolio manager, and Head of Equity Research, U.S., at Pioneer, are responsible for the day-to-day management of the Fund, along with John Peckham, CFA, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended February 28, 2017?

A Pioneer Disciplined Value Fund's Class A shares returned 14.54% at net asset value during the six-month period ended February 28, 2017, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 11.07%. During the same period, the average return of the 484 mutual funds in Lipper's Large Cap Value Funds category was 11.58%, and the average return of the 1,287 mutual funds in Morningstar's Large Value Funds category was 10.79%.

Q How would you describe the investment environment in the equity market during the six-month period ended February 28, 2017?

A When the reporting period began in September 2016, global equity markets had already bounced back strongly from the negative, but brief fallout driven by the June 2016 "Brexit" vote in the United Kingdom. As the period progressed, uncertainty surrounding the U.S. presidential election also weighed on the markets as investors grappled with the potential effects the election results might have on global economic growth. However, with non-U.S. central banks committed to policies aimed at propping up economic growth in their respective countries and regions, coupled with signs that the U.S. economy was gathering strength, market sentiment steadily improved. After Donald Trump's election in November 2016, speculation that tax reform, more infrastructure spending, and deregulation would be important policy initiatives during his presidency spurred renewed investor optimism, and, by year-end,

4 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 major U.S. stock market indices had reached all-time highs. In December, the U.S. Federal Reserve (the Fed), in response to stronger economic data, increased the key Federal funds rate by 0.25% and suggested that multiple, additional rate hikes were on the table for 2017.

     In that environment, U.S. stocks delivered very positive performance during the six-month period, returning 10.01% as measured by the Standard & Poor's 500 Index (the S&P 500). Meanwhile, value stocks, as measured by the Fund's benchmark, the Russell Index, returned 11.07%.

Q What were the main reasons for the Fund's outperformance of the Russell Index during the six-month period ended February 28, 2017?

A Both asset allocation and stock selection results drove the Fund's outperformance relative to the Russell Index during the period. Stock selection results, in particular, were strong, as the Fund's holdings in the financials, consumer discretionary, and industrials sectors made very positive contributions to benchmark-relative returns.

     With regard to asset allocation, the portfolio's underweights to the energy and real estate sectors were significant contributors to benchmark-relative outperformance. We purchase and sell stocks for the Fund based on our bottom-up stock selection process, and do not own stocks in a particular sector just to have exposure there, as we have to have a reason to invest in a company, regardless of the sector. In both energy and real estate, we did not feel that the valuations of the stocks in those sectors were on our side during the six-month period.

     As for individual Fund holdings, within financials, positions in PNC Financial Services, US Bancorp, JPMorgan Chase, and Synchrony Financial were the largest contributors to benchmark-relative performance. PNC, US Bancorp, and JPMorgan are all U.S.-based, and we think each company should continue to benefit from rising interest rates as well as from proposed corporate tax rate reductions under the Trump administration. They are also some of the highest-quality banks in the country, and the Fund owned positions in all three companies even before the November election. Increased growth in the U.S. economy should also lead to increased lending, which would benefit all three banks. Synchrony, the largest provider of private-label credit cards (such as cards issued by retail outlets like Macy's, as well as Amazon.com), fared well during the six-month

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 5 period. The stock was cheap, and we believe the company should benefit from rising interest rates and the need for retailers to cater to their best customers going forward.

     In industrials, a portfolio position in railroad CSX was the top contributor to the Fund's benchmark-relative returns in the sector. Pressure from an activist investor has brought about a recent CEO change, and the market's current view of CSX is that the management change could lead to improvements in the company's overall operation. In consumer discretionary, Time Warner was a solid performer for the Fund during the six-month period, as the company's share price rose due to a take-over bid from AT&T.

     Finally, the Fund benefited from strong stock selection in the information technology sector, where a position in Apple made a positive contribution to benchmark-relative returns. During the period, the company reported that sales of the iPhone 7 were strong, and the market is also excited about the forthcoming release of the iPhone 8.

Q Which investment decisions detracted from the Fund's benchmark-relative returns during the six-month period ended February 28, 2017?

A The main detractors from the Fund's benchmark-relative performance during the period were an overweight to telecommunication services and stock selection results in materials and consumer staples. With regard to the overweight to telecom, we felt there was good value available in the sector, but that assessment turned out to be a mistake, as the overweight to the sector hurt the Fund's relative returns.

     With regard to individual holdings, in materials, Sealed Air, a packaging company known for brands such as Cryovac food packaging and Bubble Wrap, struggled during the period and detracted from the Fund's benchmark-relative results. Sealed Air is in the process of selling off its industrial cleaning division, but the transaction is taking longer than expected, which has caused the market to lose some patience. We still like the company, however, and have retained the Fund's position. In consumer staples, the stock price of Molson-Coors Brewing pulled back during the six-month period. In October 2016, Molson-Coors finally completed its buyout of SAB Miller's share of the two companies' previous joint-venture

6 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 arrangement, and Molson is in the process of consolidating the acquisition. Molson-Coors has been a good stock in the past, and we still like the company, and so we have retained the Fund's position.

     Other detractors from the Fund's benchmark-relative performance during the six-month period included positions in Verizon, Cabot Oil & Gas, and Pfizer. Verizon's stock has underperformed of late due to increased and intensifying competition in the wireless communications field. To keep up, Verizon has been forced to provide much cheaper services (such as free phones and unlimited data offerings). Cabot Oil & Gas struggled during the period primarily due to weak natural gas prices. Meanwhile, pharmaceutical firm Pfizer's performance was affected by the political rhetoric about drug pricing during the U.S. campaign season. In addition, increasing pressure in Washington to either repeal or amend the Affordable Care Act has created an uncertain environment for many companies in the health care sector, especially pharmaceutical firms like Pfizer.

Q Did the Fund invest in any derivatives during the six-month period ended February 28, 2017?

A Yes, we used S&P futures during the period, mostly as a way to provide cash coverage in the portfolio until we were ready to deploy assets into other areas. The derivatives had no effect on the Fund's performance.

Q What changes did you make to the Fund's sector weights during the six-month period ended February 28, 2017?

A During the six-month period, we increased the Fund's weightings in the industrials, materials, and financials sectors, and decreased its allocation to energy. In cyclical sectors like those, we raise or lower the Fund's weightings based on where we see the most, or the least value. At present, we believe the value is found in industrials, materials, and financials, whereas energy continues to offer little value in light of lower oil and other commodity prices, which began declining more than a year ago.

     We also decreased the Fund's weight in health care, given the uncertainty in the sector driven by the possible repeal or alteration of the Affordable Care Act as well as the aforementioned political pressure over drug pricing.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 7

     Finally, we increased the Fund's weight in information technology, as we believe there is good value available in the sector.

Q    What is your current outlook?

A We are relatively confident in the outlook for U.S. stocks, even after the big rally that began in the wake of the November 2016 national elections. We think the economy should continue to grow at a moderate pace, providing a good backdrop for the expansion of corporate earnings. We continue to expect U.S. gross domestic product (GDP) to grow at a rate between 2% and 3% in 2017, led by consumer spending, a recovery in the industrial economy, and a modest increase in government spending.

     We remain bullish on information technology, as companies such as Apple and Cisco offer unique value while also providing the opportunity to repatriate cash, a likely outcome of upcoming tax legislation. High-quality industrials are a key component of the portfolio. In industrials, the portfolio owns stocks of companies such as Raytheon, a defense contractor with the most compelling competitive position in its industry given current global conflicts, and Illinois Tool Works, a very well-managed firm that continues to outgrow its end-markets. Finally, we continue to be somewhat bullish on financials in light of the more favorable (rising) interest-rate environment.

8 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 9

Portfolio Summary | 2/28/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         90.0%
International Common Stocks                                                 6.4%
Depository Receipts for International Stocks                                3.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 28.7%
Industrials                                                                17.6%
Information Technology                                                     15.1%
Consumer Staples                                                            9.2%
Health Care                                                                 7.5%
Materials                                                                   6.3%
Consumer Discretionary                                                      5.5%
Utilities                                                                   4.2%
Energy                                                                      3.1%
Telecommunication Services                                                  2.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. JPMorgan Chase & Co.                                                   5.86%
--------------------------------------------------------------------------------
 2. US Bancorp                                                             5.58
--------------------------------------------------------------------------------
 3. The PNC Financial Services Group, Inc.                                 5.30
--------------------------------------------------------------------------------
 4. Raytheon Co.                                                           4.71
--------------------------------------------------------------------------------
 5. Synchrony Financial                                                    4.43
--------------------------------------------------------------------------------
 6. Apple, Inc.                                                            4.35
--------------------------------------------------------------------------------
 7. Cisco Systems, Inc.                                                    4.35
--------------------------------------------------------------------------------
 8. Comcast Corp.                                                          4.34
--------------------------------------------------------------------------------
 9. American Electric Power Co., Inc.                                      4.27
--------------------------------------------------------------------------------
10. Illinois Tool Works, Inc.                                              4.07
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* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Prices and Distributions | 2/28/17

Net Asset Value per Share
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--------------------------------------------------------------------------------
         Class                     2/28/17                         8/31/16
--------------------------------------------------------------------------------
          A                         $16.09                          $14.18
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          C                         $15.84                          $13.91
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          R                         $15.63                          $13.77
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          Y                         $16.15                          $14.27
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Distributions per Share: 9/1/16-2/28/17
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--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
         Class         Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.1441              $  --                $  --
--------------------------------------------------------------------------------
          C             $0.0275              $  --                $  --
--------------------------------------------------------------------------------
          R             $0.1182              $  --                $  --
--------------------------------------------------------------------------------
          Y             $0.2019              $  --                $  --
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 11

Performance Update | 2/28/17                                      Class A Shares

Investment Returns
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The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2017)
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                    Net                 Public            Russell
                    Asset               Offering          1000
                    Value               Price             Value
Period              (NAV)               (POP)             Index
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10 Years             5.74%               5.11%             6.20%
5 Years             11.05                9.74             14.02
1 Year              29.31                21.84            29.13
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Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.18%
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[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Disciplined             Russell 1000
                    Value Fund                      Value Index
2/07                $ 9,425                         $10,000
2/08                $ 9,101                         $ 9,209
2/09                $ 5,488                         $ 4,848
2/10                $ 8,037                         $ 7,588
2/11                $ 9,447                         $ 9,269
2/12                $ 9,748                         $ 9,471
2/13                $10,798                         $11,140
2/14                $13,144                         $13,751
2/15                $14,459                         $15,606
2/16                $12,732                         $14,138
2/17                $16,464                         $18,256

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                          Russell
                                                          1000
                    If                  If                Value
Period              Held                Redeemed          Index
--------------------------------------------------------------------------------
Life of Class
(7/16/08)            7.20%               7.20%             9.50%
5 Years             10.20               10.20             14.02
1 Year              28.39               28.39             29.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Disciplined             Russell 1000
                    Value Fund                      Value Index
7/08                $10,000                         $10,000
2/09                $ 6,408                         $ 5,623
2/10                $ 9,297                         $ 8,800
2/11                $10,837                         $10,750
2/12                $11,055                         $10,984
2/13                $12,151                         $12,920
2/14                $14,661                         $15,948
2/15                $16,015                         $18,098
2/16                $13,993                         $16,396
2/17                $18,215                         $21,171

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 13

Performance Update | 2/28/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                    Russell
                                                    1000
                    Net Asset                       Value
Period              Value (NAV)                     Index
--------------------------------------------------------------------------------
10 Years             5.65%                           6.20%
5 Years             10.87                           14.02
1 Year              29.13                           29.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                    Gross               Net
--------------------------------------------------------------------------------
                    1.58%               1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Disciplined             Russell 1000
                    Value Fund                      Value Index
2/07                $10,000                         $10,000
2/08                $ 9,656                         $ 9,209
2/09                $ 5,823                         $ 4,848
2/10                $ 8,528                         $ 7,588
2/11                $10,023                         $ 9,269
2/12                $10,342                         $ 9,471
2/13                $11,457                         $11,140
2/14                $13,921                         $13,751
2/15                $15,280                         $15,606
2/16                $13,415                         $14,138
2/17                $17,323                         $18,256

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for a more current expense ratio.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                    Russell
                                                    1000
                    Net Asset                       Value
Period              Value (NAV)                     Index
--------------------------------------------------------------------------------
10 Years             6.03%                           6.20%
5 Years             11.42                           14.02
1 Year              29.75                           29.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Disciplined             Russell 1000
                    Value Fund                      Value Index
2/07                $5,000,000                      $5,000,000
2/08                $4,828,164                      $4,604,484
2/09                $2,917,468                      $2,424,201
2/10                $4,287,858                      $3,793,793
2/11                $5,055,325                      $4,634,637
2/12                $5,229,875                      $4,735,496
2/13                $5,816,087                      $5,570,200
2/14                $7,097,602                      $6,875,716
2/15                $7,839,291                      $7,802,909
2/16                $6,921,978                      $7,068,887
2/17                $8,981,560                      $9,127,780

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 30, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 30, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from September 1, 2016, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                  A                C            R               Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $  1,000.00   $ 1,000.00       $1,000.00
Value on 9/1/16
--------------------------------------------------------------------------------
Ending Account           $1,145.40      $  1,140.80   $ 1,144.10       $1,146.60
Value (after expenses)
on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid            $    6.17      $     10.09   $     7.44       $    4.52
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.90%, 1.40%, and 0.85% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2016, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                  A              C             R                Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00     $1,000.00        $1,000.00
Value on 9/1/16
--------------------------------------------------------------------------------
Ending Account           $1,019.04      $1,015.37     $1,017.85        $1,020.58
Value (after expenses)
on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid            $    5.81      $    9.49     $    7.00        $    4.26
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.90%, 1.40%, and 0.85% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 17

Schedule of Investments | 2/28/17 (unaudited)

-----------------------------------------------------------------------------------------
Shares                                                                     Value
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 99.5%
             ENERGY -- 2.6%
             Oil & Gas Exploration & Production -- 2.6%
   706,934   Cabot Oil & Gas Corp.                                         $   15,481,855
                                                                           --------------
             Total Energy                                                  $   15,481,855
-----------------------------------------------------------------------------------------
             MATERIALS -- 6.3%
             Fertilizers & Agricultural Chemicals -- 0.9%
    55,918   Agrium, Inc.                                                  $    5,401,679
-----------------------------------------------------------------------------------------
             Specialty Chemicals -- 2.0%
   116,241   PPG Industries, Inc.                                          $   11,906,566
-----------------------------------------------------------------------------------------
             Paper Packaging -- 3.4%
   436,131   Sealed Air Corp.                                              $   20,271,369
                                                                           --------------
             Total Materials                                               $   37,579,614
-----------------------------------------------------------------------------------------
             CAPITAL GOODS -- 14.1%
             Aerospace & Defense -- 4.7%
   182,162   Raytheon Co.                                                  $   28,080,272
-----------------------------------------------------------------------------------------
             Building Products -- 1.4%
   258,325   Masco Corp.                                                   $    8,726,218
-----------------------------------------------------------------------------------------
             Industrial Machinery -- 8.0%
   183,860   Illinois Tool Works, Inc.                                     $   24,271,359
   298,671   Ingersoll-Rand Plc                                                23,702,531
                                                                           --------------
                                                                           $   47,973,890
                                                                           --------------
             Total Capital Goods                                           $   84,780,380
-----------------------------------------------------------------------------------------
             TRANSPORTATION -- 3.5%
             Railroads -- 2.5%
   306,589   CSX Corp.                                                     $   14,887,962
-----------------------------------------------------------------------------------------
             Trucking -- 1.0%
    60,055   JB Hunt Transport Services, Inc.                              $    5,895,599
                                                                           --------------
             Total Transportation                                          $   20,783,561
-----------------------------------------------------------------------------------------
             MEDIA -- 5.5%
             Cable & Satellite -- 4.3%
   691,860   Comcast Corp.                                                 $   25,889,401
-----------------------------------------------------------------------------------------
             Movies & Entertainment -- 1.2%
    74,934   Time Warner, Inc.                                             $    7,359,268
                                                                           --------------
             Total Media                                                   $   33,248,669
-----------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 2.9%
             Drug Retail -- 1.9%
   141,330   CVS Health Corp.                                              $   11,388,371
-----------------------------------------------------------------------------------------
             Food Retail -- 1.0%
   188,489   Whole Foods Market, Inc.                                      $    5,780,958
                                                                           --------------
             Total Food & Staples Retailing                                $   17,169,329
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------
Shares                                                                     Value
-----------------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 3.8%
             Brewers -- 1.3%
    73,964   Molson Coors Brewing Co. (Class B)                            $    7,425,246
-----------------------------------------------------------------------------------------
             Packaged Foods & Meats -- 2.5%
   153,812   McCormick & Co., Inc.                                         $   15,138,177
                                                                           --------------
             Total Food, Beverage & Tobacco                                $   22,563,423
-----------------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 2.6%
             Household Products -- 2.6%
   117,152   Kimberly-Clark Corp.                                          $   15,528,498
                                                                           --------------
             Total Household & Personal Products                           $   15,528,498
-----------------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 7.5%
             Pharmaceuticals -- 7.5%
   170,465   Johnson & Johnson                                             $   20,832,528
   706,679   Pfizer, Inc.                                                      24,111,887
                                                                           --------------
                                                                           $   44,944,415
                                                                           --------------
             Total Pharmaceuticals, Biotechnology & Life Sciences          $   44,944,415
-----------------------------------------------------------------------------------------
             BANKS -- 16.7%
             Diversified Banks -- 11.4%
   385,440   JPMorgan Chase & Co.                                          $   34,928,574
   605,603   US Bancorp                                                        33,308,165
                                                                           --------------
                                                                           $   68,236,739
-----------------------------------------------------------------------------------------
             Regional Banks -- 5.3%
   248,462   The PNC Financial Services Group, Inc.                        $   31,611,820
                                                                           --------------
             Total Banks                                                   $   99,848,559
-----------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 10.3%
             Consumer Finance -- 4.4%
   729,647   Synchrony Financial                                           $   26,442,407
-----------------------------------------------------------------------------------------
             Asset Management & Custody Banks -- 4.9%
    59,924   BlackRock, Inc.                                               $   23,218,153
   188,938   Invesco, Ltd.                                                      6,081,914
                                                                           --------------
                                                                           $   29,300,067
-----------------------------------------------------------------------------------------
             Specialized Finance -- 1.0%
    86,076   Nasdaq, Inc.                                                  $    6,120,864
                                                                           --------------
             Total Diversified Financials                                  $   61,863,338
-----------------------------------------------------------------------------------------
             INSURANCE -- 1.6%
             Property & Casualty Insurance -- 1.6%
    68,758   Chubb, Ltd.                                                   $    9,500,293
                                                                           --------------
             Total Insurance                                               $    9,500,293
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 19

-----------------------------------------------------------------------------------------
Shares                                                                     Value
-----------------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 2.9%
             Internet Software & Services -- 2.9%
   519,746   eBay, Inc.*                                                   $   17,619,389
                                                                           --------------
             Total Software & Services                                     $   17,619,389
-----------------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 8.6%
             Communications Equipment -- 4.3%
   758,546   Cisco Systems, Inc.                                           $   25,927,102
-----------------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 4.3%
   189,314   Apple, Inc.                                                   $   25,934,125
                                                                           --------------
             Total Technology Hardware & Equipment                         $   51,861,227
-----------------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.5%
             Semiconductors -- 3.5%
   668,294   Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)         $   21,031,212
                                                                           --------------
             Total Semiconductors & Semiconductor Equipment                $   21,031,212
-----------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 2.9%
             Integrated Telecommunication Services -- 2.9%
   347,323   Verizon Communications, Inc.                                  $   17,237,640
                                                                           --------------
             Total Telecommunication Services                              $   17,237,640
-----------------------------------------------------------------------------------------
             UTILITIES -- 4.2%
             Electric Utilities -- 4.2%
   379,971   American Electric Power Co., Inc.                             $   25,446,658
                                                                           --------------
             Total Utilities                                               $   25,446,658
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $515,991,377)                                           $  596,488,060
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.5%
             (Cost $515,991,377) (a)                                       $  596,488,060
-----------------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.5%                            $    3,285,786
-----------------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                                    $  599,773,846
=========================================================================================

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(a) At February 28, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $517,096,006 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                             $ 82,466,018

            Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                               (3,073,964)
                                                                                   -------------
            Net unrealized depreciation                                            $ 79,392,054
                                                                                   =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2017, aggregated to $319,498,671 and $352,930,608, respectively.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended February 28, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $13,761,699 and $0, respectively, which resulted in a net realized gain/loss of $0.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2017, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                       Level 1           Level 2      Level 3      Total
--------------------------------------------------------------------------------
Common Stocks          $ 596,488,060     $ --         $ --         $ 596,488,060
--------------------------------------------------------------------------------
Total                  $ 596,488,060     $ --         $ --         $ 596,488,060
================================================================================

During the six months ended February 28, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 21

Statement of Assets and Liabilities | 2/28/17 (unaudited)

ASSETS:
  Investment in securities, at value (cost $515,991,377)                     $ 596,488,060
  Cash                                                                           3,969,787
  Receivables --
     Investment securities sold                                                  6,844,131
     Fund shares sold                                                              341,548
     Dividends                                                                     687,039
  Other assets                                                                      50,442
------------------------------------------------------------------------------------------
         Total assets                                                        $ 608,381,007
==========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                        $   7,055,084
      Fund shares repurchased                                                    1,130,184
      Trustee fees                                                                   4,068
   Due to affiliates                                                                73,752
   Due from Pioneer Investment Management, Inc.                                      4,737
   Accrued expenses                                                                339,336
------------------------------------------------------------------------------------------
          Total liabilities                                                  $   8,607,161
==========================================================================================
NET ASSETS:
  Paid-in capital                                                            $ 509,345,975
  Undistributed net investment income                                              910,284
  Accumulated net realized gain on investments                                   9,020,904
  Net unrealized appreciation on investments                                    80,496,683
------------------------------------------------------------------------------------------
         Total net assets                                                    $ 599,773,846
==========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $320,432,141/19,913,173 shares)                         $       16.09
   Class C (based on $118,421,517/7,473,778 shares)                          $       15.84
   Class R (based on $12,643,325/809,157 shares)                             $       15.63
   Class Y (based on $148,276,863/9,180,162 shares)                          $       16.15
MAXIMUM OFFERING PRICE:
   Class A ($16.09 (divided by) 94.25%)                                      $       17.07
==========================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Statement of Operations (unaudited)

For the Six Months Ended 2/28/17

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld $15,224)                         $   6,475,355
   Interest                                                                          2,934
----------------------------------------------------------------------------------------------------------
         Total investment income                                                              $ 6,478,289
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                            $   1,829,026
  Transfer agent fees
     Class A                                                                       278,953
     Class C                                                                        95,539
     Class R                                                                        19,167
     Class Y                                                                        76,468
  Distribution fees
     Class A                                                                       387,502
     Class C                                                                       582,181
     Class R                                                                        32,534
  Shareholder communication expense                                                  1,807
  Administrative expense                                                           115,148
  Custodian fees                                                                     5,868
  Registration fees                                                                 31,623
  Professional fees                                                                 21,175
  Printing expense                                                                   5,792
  Fees and expenses of nonaffiliated Trustees                                       11,100
  Miscellaneous                                                                     42,754
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                           $ 3,536,637
----------------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                               $   (13,198)
----------------------------------------------------------------------------------------------------------
  Net expenses                                                                                $ 3,523,439
----------------------------------------------------------------------------------------------------------
         Net investment income                                                                $ 2,954,850
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                             $  43,022,140
     Futures Contracts                                                             306,586    $43,328,726
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)
     on investments                                                                           $30,241,477
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
     and futures contracts                                                                    $73,570,203
----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                        $76,525,053
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 23

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 2/28/17            Year Ended
                                                                 (unaudited)        8/31/16
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $    2,954,850     $     6,337,545
Net realized gain (loss) on investments and futures contracts        43,328,726         (33,485,720)
Change in net unrealized appreciation (depreciation)
  on investments                                                     30,241,477          68,340,306
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
           from operations                                       $   76,525,053     $    41,192,131
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.14 and $0.16 per share, respectively)          $   (2,971,793)    $    (4,257,910)
      Class C ($0.03 and $0.03 per share, respectively)                (214,774)           (366,209)
      Class R ($0.12 and $0.12 per share, respectively)                (106,073)           (131,500)
      Class Y ($0.20 and $0.21 per share, respectively)              (1,917,486)         (2,057,484)
Net realized gain:
      Class A ($0.00 and $3.20 per share, respectively)                       --        (72,282,061)
      Class C ($0.00 and $3.20 per share, respectively)                       --        (30,002,408)
      Class R ($0.00 and $3.20 per share, respectively)                       --         (2,968,392)
      Class Y ($0.00 and $3.20 per share, respectively)                       --        (28,505,270)
----------------------------------------------------------------------------------------------------
           Total distributions to shareowners                    $   (5,210,126)    $  (140,571,234)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $   60,853,848     $    57,710,289
Reinvestment of distributions                                         4,475,035         128,069,046
Cost of shares repurchased                                          (95,581,337)       (259,658,155)
----------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from Fund share transactions                           $  (30,252,454)    $   (73,878,820)
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $   41,062,473     $  (173,257,923)
NET ASSETS:
Beginning of period                                              $  558,711,373     $   731,969,296
----------------------------------------------------------------------------------------------------
End of period                                                    $  599,773,846     $   558,711,373
----------------------------------------------------------------------------------------------------
Undistributed net investment income                              $      910,284     $     3,165,560
====================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

----------------------------------------------------------------------------------------------------
                                  Six Months     Six Months
                                  Ended          Ended
                                  2/28/17        2/28/17         Year Ended         Year Ended
                                  Shares         Amount          8/31/16            8/31/16
                                  (unaudited)    (unaudited)     Shares             Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                          677,736     $  10,150,470    1,546,560         $    21,509,487
Reinvestment of distributions        187,321         2,871,627    5,304,155              74,024,427
Less shares repurchased           (3,256,568)      (48,356,519)  (8,481,067)           (119,416,198)
----------------------------------------------------------------------------------------------------
   Net decrease                   (2,391,511)    $ (35,334,422)  (1,630,352)        $   (23,882,284)
====================================================================================================
Class C
Shares sold                          163,766     $   2,427,160      884,705         $    12,109,319
Reinvestment of distributions         11,490           173,608    1,704,514              23,277,577
Less shares repurchased           (1,355,690)      (19,786,532)  (3,984,875)            (54,736,200)
----------------------------------------------------------------------------------------------------
   Net decrease                   (1,180,434)    $ (17,185,764)  (1,395,656)        $   (19,349,304)
====================================================================================================
Class R
Shares sold                           51,497     $     746,633      150,206         $     2,051,634
Reinvestment of distributions          6,881           102,455      217,106               2,940,315
Less shares repurchased             (185,179)       (2,785,573)    (398,794)             (5,398,979)
----------------------------------------------------------------------------------------------------
   Net decrease                     (126,801)    $  (1,936,485)     (31,482)        $      (407,030)
====================================================================================================
Class Y
Shares sold                        3,102,611     $  47,529,585    1,581,925         $    22,039,849
Reinvestment of distributions         86,303         1,327,345    1,982,250              27,826,727
Less shares repurchased           (1,651,119)      (24,652,713)  (5,696,951)            (80,106,778)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)         1,537,795     $  24,204,217   (2,132,776)        $   (30,240,202)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 25

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended         Year         Year         Year        Year          Year
                                                      2/28/17       Ended        Ended        Ended       Ended         Ended
                                                      (unaudited)   8/31/16      8/31/15      8/31/14     8/31/13 (a)   8/31/12 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $   14.18     $  16.42     $    21.00   $   19.80   $    18.10    $    17.00
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $    0.08(b)  $   0.16(b)  $     0.15   $    0.16   $     0.33    $     0.23
   Net realized and unrealized gain (loss) on
   investments                                             1.97         0.96          (1.00)       3.85         2.56          2.08
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $    2.05     $   1.12     $    (0.85)  $    4.01   $     2.89    $     2.31
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $   (0.14)    $  (0.16)    $    (0.11)  $   (0.10)  $    (0.32)   $    (0.19)
   Net realized gain                                         --        (3.20)         (3.62)      (2.71)       (0.87)        (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $   (0.14)    $  (3.36)    $    (3.73)  $   (2.81)  $    (1.19)   $    (1.21)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $    1.91     $  (2.24)    $    (4.58)  $    1.20   $     1.70    $     1.10
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   16.09     $  14.18     $    16.42   $   21.00   $    19.80    $    18.10
===================================================================================================================================
Total return*                                             14.54%        7.35%         (5.16)%     21.57%       16.22%        14.81%
Ratio of net expenses to average net assets                1.16%**      1.18%          1.17%       1.19%        1.24%         1.25%
Ratio of net investment income (loss) to average net
   assets                                                  1.14%**      1.11%          0.82%       0.74%        0.81%         1.23%
Portfolio turnover rate                                     115%**       129%           122%         66%          70%           94%
Net assets, end of period (in thousands)              $ 320,432     $316,382     $  392,989   $ 564,898   $  677,504    $    2,084
Ratios with no waiver of fees and assumption of
   expenses by PIM and no reduction for fees paid
   indirectly:
   Total expenses to average net assets                    1.16%**      1.18%          1.17%       1.19%        1.34%         1.71%
   Net investment income (loss) to average net assets      1.14%**      1.11%          0.82%       0.74%        0.71%         0.77%
===================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended         Year         Year         Year        Year          Year
                                                      2/28/17       Ended        Ended        Ended       Ended         Ended
                                                      (unaudited)   8/31/16      8/31/15      8/31/14     8/31/13 (a)   8/31/12 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $  13.91      $  16.14     $  20.73     $  19.64    $    17.91    $    16.84
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.03(b)   $   0.05(b)  $   0.02     $   0.01    $     0.08    $     0.06
   Net realized and unrealized gain (loss) on
   investments                                            1.93          0.95        (0.99)        3.82          2.62          2.04
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   1.96      $   1.00     $  (0.97)    $   3.83    $     2.70    $     2.10
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $  (0.03)     $  (0.03)    $  (0.00)(c) $  (0.03)   $    (0.11)   $    (0.02)
   Net realized gain                                        --         (3.20)       (3.62)       (2.71)        (0.86)        (1.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.03)     $  (3.23)    $  (3.62)    $  (2.74)   $    (0.97)   $    (1.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   1.93      $  (2.23)    $  (4.59)    $   1.09    $     1.73    $     1.07
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  15.84      $  13.91     $  16.14     $  20.73    $    19.64    $    17.91
===================================================================================================================================
Total return*                                            14.08%         6.62%       (5.86)%      20.70%        15.32%        13.62%
Ratio of net expenses to average net assets               1.90%**       1.90%        1.91%        1.88%         2.02%         2.15%
Ratio of net investment income (loss) to average net
   assets                                                 0.41%**       0.38%        0.08%        0.04%         0.04%         0.35%
Portfolio turnover rate                                    115%**        129%         122%          66%           70%           94%
Net assets, end of period (in thousands)              $118,422      $120,404     $162,238     $211,148    $  214,331    $      618
Ratios with no waiver of fees and assumption of
   expenses by PIM and no reduction for fees paid
   indirectly:
   Total expenses to average net assets                    1.90%**       1.90%        1.91%        1.88%         2.02%        2.34%
   Net investment income (loss) to average net assets      0.41%**       0.38%        0.08%        0.04%         0.04%        0.16%
===================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 27

-------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended            Year           Year            Year
                                                      2/28/17          Ended          Ended           Ended         6/7/13 (a)
                                                      (unaudited)      8/31/16        8/31/15         8/31/14       to 8/31/13
-------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                  $   13.77        $  16.03       $    20.60      $ 19.49       $  19.83
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $    0.06(b)     $   0.12(b)    $     0.10      $  0.11       $   0.03
   Net realized and unrealized gain (loss) on
   investments                                             1.92            0.94            (0.96)        3.78          (0.37)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $    1.98        $   1.06       $    (0.86)     $  3.89       $  (0.34)
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $   (0.12)       $  (0.12)      $    (0.09)     $ (0.07)      $     --
   Net realized gain                                         --           (3.20)           (3.62)       (2.71)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $   (0.12)       $  (3.32)      $    (3.71)     $ (2.78)      $     --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $    1.86        $  (2.26)      $    (4.57)     $  1.11       $  (0.34)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   15.63        $  13.77       $    16.03      $ 20.60       $  19.49
===============================================================================================================================
Total return*                                             14.41%           7.13%           (5.32)%      21.25%         (1.72)%
Ratio of net expenses to average net assets                1.40%**         1.40%            1.40%        1.40%          1.40%**
Ratio of net investment income (loss) to average net
  assets                                                   0.91%**         0.89%            0.59%        0.52%          0.57%**
Portfolio turnover rate                                     115%**          129%             122%          66%            70%**
Net assets, end of period (in thousands)              $  12,643        $ 12,888       $   15,505      $21,012       $ 23,718
Ratios with no waiver of fees and assumption of
   expenses by PIM and no reduction for fees paid
   indirectly:
   Total expenses to average net assets                    1.53%**         1.58%            1.53%        1.58%          1.51%**
   Net investment income (loss) to average net assets      0.78%**         0.71%            0.46%        0.34%          0.46%**
===============================================================================================================================

(a)  Financial reporting for Class R shares commenced on June 7, 2013.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended         Year         Year         Year        Year          Year
                                                      2/28/17       Ended        Ended        Ended       Ended         Ended
                                                      (unaudited)   8/31/16      8/31/15      8/31/14     8/31/13 (a)   8/31/12 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $   14.27     $  16.49     $    21.09   $   19.85   $    18.18    $    17.05
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $    0.11(b)  $   0.21(b)  $     0.24   $    0.23   $     0.41    $     0.27
   Net realized and unrealized gain (loss) on
   investments                                             1.97         0.98          (1.03)       3.86         2.51          2.10
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $    2.08     $   1.19     $    (0.79)  $    4.09   $     2.92    $     2.37
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $   (0.20)    $  (0.21)    $    (0.19)  $   (0.14)  $    (0.40)   $    (0.23)
   Net realized gain                                         --        (3.20)         (3.62)      (2.71)       (0.85)        (1.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $   (0.20)    $  (3.41)    $    (3.81)  $   (2.85)  $    (1.25)   $    (1.24)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $    1.88     $  (2.22)    $    (4.60)  $    1.24   $     1.67    $     1.13
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   16.15     $  14.27     $    16.49   $   21.09   $    19.85    $    18.18
===================================================================================================================================
Total return*                                             14.66%        7.80%         (4.85)%     21.97%       16.63%        15.20%
Ratio of net expenses to average net assets                0.85%**      0.84%          0.85%       0.82%        0.85%         0.90%
Ratio of net investment income (loss) to average net
   assets                                                  1.43%**      1.45%          1.12%       1.11%        1.29%         1.59%
Portfolio turnover rate                                     115%**       129%           122%         66%          70%           94%
Net assets, end of period (in thousands)              $ 148,277     $109,037     $  161,238   $ 276,563   $  347,635    $   41,613
Ratios with no waiver of fees and assumption of
   expenses by PIM and no reduction for fees paid
   indirectly:
   Total expenses to average net assets                    0.86%**      0.84%          0.85%       0.82%        0.97%         1.03%
   Net investment income (loss) to average net assets      1.43%**      1.45%          1.12%       1.11%        1.16%         1.46%
===================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 29

Notes to Financial Statements | 2/28/17 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the Fund) is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

30 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 31

     At February 28, 2017, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended August 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                              $    8,687,943
     Long-term capital gain                                          131,883,291
     ---------------------------------------------------------------------------
           Total                                                  $  140,571,234
     ===========================================================================

32 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $    3,165,560
     Capital loss carryforward                                       (33,203,193)
     Net unrealized appreciation                                      49,150,577
     ---------------------------------------------------------------------------
       Total                                                      $   19,112,944
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $9,649 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund (see Note
     4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 33

G.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the six months ended February 28, 2017, was $2,132,434. There were no futures contracts open as of February 28, 2017.

2.   Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets and 0.525% of the Fund's average daily net assets over $7.5 billion. For the six months ended February 28, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 1.40% and 0.85% and of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

34 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,647 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2017.

3.   Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended February 28, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
 Class A                                                              $      595
 Class C                                                                      39
 Class R                                                                      75
 Class Y                                                                   1,098
--------------------------------------------------------------------------------
     Total                                                            $    1,807
================================================================================

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $29,105 in distribution fees payable to PFD at August 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 35 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2017, CDSCs in the amount of $654 were paid to PFD.

5.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2017, the Fund had no borrowings under the credit facility.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

36 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2017 was as follows:

--------------------------------------------------------------------------------
                                             Foreign
Statement of         Interest    Credit      Exchange      Equity      Commodity
Operations           Rate Risk   Risk        Rate Risk     Risk        Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts   $      --   $306,586    $     --      $    --     $     --
--------------------------------------------------------------------------------
   Total Value       $      --   $306,586    $     --      $    --     $     --
================================================================================

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 37

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

38 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 39

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund.

The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including enhancing the investment process used for the Fund. It also was noted that Craig Sterling, a Senior Vice President and Head of Equity Research, U.S., became a portfolio manager of the Fund in May, 2015. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

40 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 41 in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the

42 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17 43

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

44 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19126-11-0417

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust III


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 1, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 1, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 1, 2017

* Print the name and title of each signing officer under his or her signature.